UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 18, 2024

BMO 2024-C8 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002012263)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

German American Capital Corporation

(Central Index Key number 0001541294)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Ladder Capital Finance, LLC

(Central Index Key number 0001541468)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key number 0001541557)

Zions Bancorporation, N.A.

(Central Index Key number 0000109380)

LMF Commercial, LLC

(Central Index Key number 0001592182)

UBS AG

(Central Index Key number 0001685185)

BSPRT CMBS Finance, LLC

(Central Index Key number: 0001722518

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-11	86-2713125
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 14, 2024, BMO Capital Markets Corp. (“BMO Capital Markets”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), Morgan Stanley & Co. LLC ("MS&Co.”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with BMO Capital Markets, CGMI, DBSI, GS&Co., MS&Co., UBS Securities, Academy and Bancroft the “Underwriters”) entered into an agreement with BMO Commercial Mortgage Securities LLC (the “Depositor”), dated March 14, 2024 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on or about March 28, 2024 (the “Closing Date”). The Public Certificates are expected to have an aggregate initial principal amount of $616,323,000.

The Depositor also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of approximately $67,270,933, to BMO Capital Markets, CGMI, DBSI, GS&Co., MS&Co., UBS Securities, Academy, Bancroft and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of March 14, 2024 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Depositor is expected to cause the issuance of the BMO 2024-C8 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-C8 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2024, (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, National Cooperative Bank, N.A., as a master servicer and special servicer, Wells Fargo Bank, National Association, as a master servicer, Rialto Capital Advisors, LLC, as a special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Wilmington Savings Fund Society, FSB, as trustee, and Citibank, N.A., as certificate administrator. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class D-RR, Class XDRR, Class E-RR, Class XERR, Class F-RR, Class XFRR, Class G-RR, Class XGRR, Class J-RR, Class XJRR and Class R Certificates (collectively, the “Private Certificates”) and (iii) the Class S Certificates.

BMO Capital Markets, CGMI, DBSI, GS&Co., MS&Co. and UBS Securities are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated March 11, 2024, and by the Prospectus, dated March 14, 2024 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

The Certificates represent, in the aggregate, the entire beneficial ownership in the BMO 2024-C8 Mortgage Trust (the “Issuing Entity”), a common law trust fund to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 52 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily (including residential cooperative) and manufactured housing community properties. The Mortgage Loans are expected to be acquired by the Depositor from (i) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement dated as of March 1, 2024 (the “BMO

Mortgage Loan Purchase Agreement”), between the Depositor and BMO, (ii) BSPRT CMBS Finance, LLC (“BSPRT”), pursuant to a Mortgage Loan Purchase Agreement dated as of March 1, 2024 (the “BSPRT Mortgage Loan Purchase Agreement”), among the Depositor, BSPRT and Franklin BSP Realty Trust, Inc., (iii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement dated as of March 1, 2024 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iv) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2024 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (v) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement dated as of March 1, 2024 (the “GSMC Mortgage Loan Purchase Agreement”) between the Depositor and GACC, (vi) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement dated as of March 1, 2024 (the “LCF Mortgage Loan Purchase Agreement”), between the Depositor and LCF, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP, (vii) LMF Commercial, LLC (“LMF”), pursuant to a Mortgage Loan Purchase Agreement dated as of March 1, 2024 (the “LMF Mortgage Loan Purchase Agreement”) between the Depositor and LMF, (viii) Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”), pursuant to a Mortgage Loan Purchase Agreement dated as of March 1, 2024 (the “MSMCH Mortgage Loan Purchase Agreement”), between the Depositor and MSMCH, (ix) National Cooperative Bank, N.A. (“NCB”), pursuant to a Mortgage Loan Purchase Agreement dated as of March 1, 2024 (the “NCB Mortgage Loan Purchase Agreement”), between the Depositor and NCB, (x) Starwood Mortgage Capital, LLC, pursuant to a Mortgage Loan Purchase Agreement dated as of March 1, 2024 (the “SMC Mortgage Loan Purchase Agreement”) between the Depositor and SMC, (xi) UBS AG (“UBS AG”), pursuant to a Mortgage Loan Purchase Agreement dated as of March 1, 2024 (the “UBS AG Mortgage Loan Purchase Agreement”), between the Depositor and UBS AG, (xii) Zions Bancorporation, N.A. (“ZBNA”), pursuant to a Mortgage Loan Purchase Agreement dated as of March 1, 2024 (the “ZBNA Mortgage Loan Purchase Agreement” and, together with the BMO Mortgage Loan Purchase Agreement, the BSPRT Mortgage Loan Purchase Agreement, CREFI Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement, the LCF Mortgage Loan Purchase Agreement, the LMF Mortgage Loan Purchase Agreement, the MSMCH Mortgage Loan Purchase Agreement, the NCB Mortgage Loan Purchase Agreement, the SMC Mortgage Loan Purchase Agreement and the UBS AG Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and ZBNA. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9, 99.10, 99.11 and 99.12 respectively.

The assets of the Issuing Entity are expected to include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
Danbury Fair Mall	4.6	–
60 Hudson	4.7	4.2
Fayette Pavilion	4.8	–
Axis Apartments	4.9	4.3
Arundel Mills and Marketplace	4.10	4.2
Woodfield Mall	4.11	4.4
Medlock Crossing	4.12	–
OPI Portfolio	4.13	4.5

Further information regarding the sale of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated March 14, 2024. The related registration statement (file no. 333-255934) was originally declared effective on June 23, 2021. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	MSFW 2023-2 PSA
Exhibit 4.3	Benchmark 2023-B40 PSA
Exhibit 4.4	BMO 2023-C7 PSA
Exhibit 4.5	BMO 2024-5C3 PSA
Exhibit 4.6	Danbury Fair Mall Co-Lender Agreement
Exhibit 4.7	60 Hudson Co-Lender Agreement
Exhibit 4.8	Fayette Pavilion Co-Lender Agreement
Exhibit 4.9	Axis Apartments Co-Lender Agreement

Exhibit 4.10	Arundel Mills and Marketplace Co-Lender Agreement
Exhibit 4.11	Woodfield Mall Co-Lender Agreement
Exhibit 4.12	Medlock Crossing Co-Lender Agreement
Exhibit 4.13	OPI Portfolio Co-Lender Agreement
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 14, 2024, which such certification is dated March 14, 2024
Exhibit 99.1	BMO Mortgage Loan Purchase Agreement
Exhibit 99.2	BSPRT Mortgage Loan Purchase Agreement
Exhibit 99.3	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.4	GACC Mortgage Loan Purchase Agreement
Exhibit 99.5	GSMC Mortgage Loan Purchase Agreement
Exhibit 99.6	LCF Mortgage Loan Purchase Agreement
Exhibit 99.7	LMF Mortgage Loan Purchase Agreement
Exhibit 99.8	MSMCH Mortgage Loan Purchase Agreement
Exhibit 99.9	NCB Mortgage Loan Purchase Agreement
Exhibit 99.10	SMC Mortgage Loan Purchase Agreement
Exhibit 99.11	UBS AG Mortgage Loan Purchase Agreement
Exhibit 99.12	ZBNA Mortgage Loan Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2024-C8 – Form 8-K